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                                                                   EXHIBIT 99.17

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Assignment") is dated as of September 1, 2006, by and among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 ("Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 ("Assignee") and PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation, having an address at 3000 Leadenhall Rd, Mt. Laurel, New Jersey 08054 (the "Servicer").

     WHEREAS, the Servicer, Bishop's Gate Residential Mortgage Trust ("Bishop's Gate") and Merrill Lynch Mortgage Capital, Inc. ("MLMC"), as Purchaser entered into that certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001 (the "Purchase, Sale and Servicing Agreement"), among MLMC, the Servicer and Bishop's Gate;

     WHEREAS, the Servicer has agreed to service those mortgage loans identified on Exhibit A attached hereto (the "Mortgage Loans") in accordance with the servicing provisions contained in the Purchase, Sale and Servicing Agreement;

     WHEREAS MLMC assigned its rights under the Purchase, Sale and Servicing Agreement to Assignor pursuant to that certain Assignment Agreement dated as of September 1, 2006 among MLMC, Assignor and the Servicer (the "MLMC AAR Agreement"); and

     WHEREAS, the Assignor wishes to assign to Assignee all of its right, title and interest with respect to the Mortgage Loans and all of its right, title and interest under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement, with respect to the Mortgage Loans, and Assignee wishes to assume all of Assignor's right, title and interest in and to such Mortgage Loans as provided in the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Defined terms used in this Assignment and not otherwise defined herein shall have the meaning set forth in the Purchase, Sale and Servicing Agreement.

     2. The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.


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     3. The Assignor warrants and represents to the Assignee and to the Servicer as of the date hereof:

     (a) Attached hereto as Exhibit B are true and accurate copies of the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) The Assignor was the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignor's interests, rights and obligations under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

     (c) There are no offsets, counterclaims or other defenses available to the Assignor with respect to the Mortgage Loans, the Purchase, Sale and Servicing Agreement or the MLMC AAR Agreement;

     (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

     (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

     (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Assignment has been duly


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          executed and delivered by the Assignor and, upon the due
          authorization, execution and delivery by the Assignee and the Servicer, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

     (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     4. The Assignee represents, warrants and covenants with the Assignor and the Servicer that:

     (a) The Assignee is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

     (b) The Assignee has full power and authority to execute, deliver and perform under this Assignment, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or bylaws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the


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          Assignee. This Assignment has been duly executed and delivered by the
          Assignee and, upon the due authorization, execution and delivery by the Assignor and the Servicer, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

     (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment, or the consummation by it of the transactions contemplated hereby;

     (d) There is no action, suit, proceeding, investigation or litigation pending or, to the Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignee, would adversely affect the Assignee's execution or delivery of, or the enforceability of, this Assignment, or the Assignee's ability to perform its obligations under this Assignment; and

     (e) The Assignee assumes for the benefit of the Trust, all of the rights of the Purchaser under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement with respect to the Mortgage Loans listed on Exhibit A, including the right to enforce the obligations of the Servicer under the Purchase, Sale and Servicing Agreement as they relate to the servicing of the Mortgage Loans.

     5. The Servicer warrants and represents to, and covenants with, Assignor and Assignee as of the date hereof:


     (a) Attached hereto as Exhibit B is a true and accurate copy of the Purchase, Sale and Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and the Servicer has all requisite power and authority to service the Mortgage Loans and the Servicer has all requisite power and authority to perform its obligations under the Purchase, Sale and Servicing Agreement;

     (c) The Servicer has full corporate power and authority to execute, deliver and


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          perform its obligations under this Assignment, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its charter or by-laws or any legal restriction, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Assignment and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Servicer. This Assignment has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by the Servicer of this Assignment, or the consummation by it of the transactions contemplated hereby; and

     (e) The Servicer shall establish a Collection Account and an Escrow Account as described under the Purchase, Sale and Servicing Agreement in favor of Assignee with respect to the Mortgage Loans separate from the Collection Account and Escrow Account previously established under the Purchase, Sale and Servicing Agreement in favor of MLMC.

     6. The Servicer hereby acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2006, among the Assignee, HSBC Bank USA, National Association and Wells Fargo Bank, N.A. as the Master Servicer and Securities Administrator. The Servicer shall deliver all reports required to be delivered under the Purchase, Sale and Servicing Agreement to:

     Wells Fargo Bank, N.A.

     9062 Old Annapolis Road


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     Columbia, Maryland 21045

     Attention: Merrill Lynch Mortgage Investors, Inc., Series 2006-AF1

Recognition of Assignee

     7. From and after the date hereof the Servicer shall recognize the Assignee as owner of the Mortgage Loans, and acknowledges that the Mortgage Loans will be part of a REMIC. The Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase, Sale and Servicing Agreement, but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Assignor, the Servicer and the Assignee that this Assignment shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase, Sale and Servicing Agreement, which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

     In addition, the Servicer hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the terms and conditions of the Pooling and Servicing Agreement pursuant to which the Master Servicer has the right to monitor the performance by the Servicer of its servicing obligations under the Purchase, Sale and Servicing Agreement. Such right will include, without limitation, the right to terminate the Servicer under the Purchase, Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Purchase, Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Purchase, Sale and Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer. In connection therewith, the Servicer hereby agrees to make all remittances required under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans to the Master Servicer for the benefit of the Assignee in accordance with the following wire transfer instructions:

     Wells Fargo Bank, N.A.

     ABA #121-000-248

     Account Name: Corporate Trust Clearing

     Account # 3970771416


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     For Further Credit to: MLMI 2006-AF1, Account # 50948000

     Applicable statements should be mailed to Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland, 21045, Attention:
Merrill Lynch Mortgage Investors, Inc., Series 2006-AF1.

     It is the intention of the Assignor, the Servicer and the Assignee that this Assignment will be a separate and distinct servicing agreement between the Assignee and the Servicer, to the extent of the Mortgage Loans, and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase, Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

     8.   Modification of the Purchase, Sale and Servicing Agreement:

     The Servicer and the Assignor hereby amend the Purchase, Sale and Servicing Agreement as follows:

     (a)  The following definitions are added to Section 1.01:

          Commission: The United States Securities and Exchange Commission.

          Closing Date: September 28, 2006.

          Depositor: Merrill Lynch Mortgage Investors, Inc.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Master Servicer: Wells Fargo Bank, N.A. or its successors in interest.

          Prepayment Interest Shortfall: With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the related Monthly Period, an amount equal to the excess of one month's interest at the applicable Note Rate on the amount of such Principal Prepayment over the amount of interest (adjusted to the Note Rate) actually paid by the related Mortgagor with respect to such Monthly Period.

          Regulation AB: Subpart 229.1100 -- Asset Backed Securities (Regulation
          AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act


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          Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by
          the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Relevant Servicing Criteria: as defined in Section 7A.05.

          REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          Responsible Officer: means any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any assistant treasurer or any other officer or employee of the Servicer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of the Agreement.

          Securities Act: The Securities Act of 1933, as amended.

          Securities Administrator: Wells Fargo Bank, N.A.

          Servicer Information: As provided in Section 7A.07(a)(i)(A).

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete material functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

          Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under the Purchase, Sale and Servicing Agreement or this Assignment that are identified in Item 1122(d) of Regulation AB; provided, however, that the term "Subservicer" shall not include any master servicer, or any special servicer engaged at the request of the Depositor, Assignor or investor, nor any "back-up servicer" or trustee


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          performing servicing functions in connection with this Assignment or under the Purchase Sale and Servicing Agreement.

          Trustee: HSBC Bank USA, National Association.

     (b) The definition of Business Day is deleted in its entirety and replaced with the following:

     "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer is authorized or obligated by law or executive order to be closed."

     (c) The definition of Eligible Account is deleted in its entirety and replaced with the following:

     "Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, so long as Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies or Fannie Mae. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee."

     (d) The following is added as clause (10) to Section 5.04 of the Purchase, Sale and Servicing Agreement:

     "(10) with respect to each Principal Prepayment in full, any Prepayment Interest Shortfall, to the extent of the Servicer's aggregate Servicing Fee received with respect to the related Monthly Period."

     (e) The following paragraphs are added after the second paragraph of
Section 5.13 of the Purchase, Sale and Servicing Agreement:


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     "Notwithstanding anything in this Agreement to the contrary, the Servicer
(a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless with respect to clause (i) only, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

     Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee to the effect that such action will not result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, an "Adverse REMIC Event"), and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event will occur.

     The Servicer shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee."

     (f) The following sentence is added to the end of Section 6.01(1) of the Purchase, Sale and Servicing Agreement:

     "Notwithstanding anything herein to the contrary, on each Remittance Date, the Servicer shall remit Payoffs, with interest as set forth herein, collected in the month prior to the Remittance Date."

     (g) The following sentence is added to the end of the first paragraph of
Section 6.02 of the Purchase, Sale and Servicing Agreement:

     "In addition, no later than the fifth (5th) calendar day of each month (or if such fifth day is not a Business Day, the Business Day immediately preceding such fifth day), the Servicer shall forward to the Master Servicer reports in the format set forth in Exhibit C, Exhibit D and Exhibit E to the Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006,


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among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors,
Inc. and the Servicer (or such other content and format, with respect to Exhibit C, as mutually agreed by the Servicer and the Master Servicer), with respect to defaulted Mortgage Loans and realized loss calculations, respectively."

     (h) All references in Section 7.02 of the Purchase, Sale and Servicing Agreement to "Purchaser" shall be deleted and replaced with "Purchaser or its designee."

     (i) Section 7.04 shall be deleted and replaced and marked "[Reserved]."

     (j) Section 7.05 shall be deleted, and marked "[Reserved]."

     (k) The following shall be added as Section 12.12 of the Purchase, Sale and Servicing Agreement:

     "Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

     (l) The following shall be inserted into the agreement as Article 7A, entitled "Compliance with Regulation AB":

Section 7A.01 Compliance with Regulation AB.

     Each of the parties hereto acknowledges and agrees that the purpose of this
Article 7A is to facilitate compliance by the Master Servicer and the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of the parties agrees that the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and the parties shall comply with requests made by the Master Servicer or Depositor for delivery of additional or different information as the Master Servicer or Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB. Any such supplementation or modification may result in a change in the reports filed by the Securities Administrator on behalf of the Issuing Entity under the Exchange Act.

Section 7A.02 [Reserved].

Section 7A.03 Notices to be Provided by the Servicer.

(a) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to any Master Servicer and any Depositor in writing of (A) any


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material litigation or governmental proceedings involving the Servicer or any
Subservicer, (B) any affiliations or relationships that develop following the Closing Date between the Servicer or any Subservicer and any of the sponsor, the depositor, the issuing entity, any servicer, any trustee, any originator, any significant obligor, any enhancement or support provider and any other material transaction party (and any other parties identified in writing by the requesting party), (C) any Event of Default under the terms of this Agreement or any applicable agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and
(ii) provide to the Depositor a description of such proceedings, affiliations or relationships.

(b) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to any Master Servicer, and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to any class of asset-backed securities.

(c) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D, the Servicer or any Subservicer hired by the Servicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the Master Servicer notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation
          AB); and

               (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(d) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder.

Section 7A.04 Servicer Compliance Statement.

     Not later than March 1st for each calendar year (other than the calendar year during which the Closing Date occurs), the Servicer shall deliver (or otherwise make available) and the Servicer shall cause any Subservicer or Subcontractor engaged by it to deliver to the Master Servicer, the Securities Administrator and the Depositor an officer's certificate in the form attached hereto as Exhibit Z-1 stating, as to each signatory thereof, that (i) a review of the activities of such signatory during the preceding calendar year, or portion thereof, and of the performance of such signatory under this Agreement or such other applicable agreement in the case of a Subservicer or Subcontractor has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such signatory has fulfilled all its obligations under this Agreement or such other applicable agreement in all material respects throughout such year or a portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

Section 7A.05 Report on Assessment of Compliance and Attestation.

(a) Not later than March 1st for each calendar year (other than the calendar year during which the Closing Date occurs) the Servicer at its own expense, shall furnish, and shall cause any Subservicer or Subcontractor engaged by it to furnish (unless in the case of a Subcontractor, the Servicer has notified the Depositor and the Master Servicer in writing that such compliance statement is not required for the Subcontractor) to the Master Servicer, the Securities Administrator and the Depositor an officer's assessment of its compliance with the Servicing Criteria applicable to each such party set forth in Exhibit Y (the "Relevant Servicing Criteria") during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the "Assessment of Compliance"), which assessment (a form of which is attached hereto as Exhibit X) shall contain (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria,
(B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the most recent Form 10-K required to be filed in connection with the Merrill Lynch Mortgage Investors Trust, Series 2006-AF1, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such party that are backed by the same asset type as the Mortgage Loans, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

(b) Not later than March 1st for each calendar year (other than the calendar year during which the Closing Date occurs) the Servicer at its own expense, shall cause, and shall cause any Subservicer or Subcontractor engaged by it to cause (unless in the case of a Subcontractor, the Servicer has notified the Depositor and the Master Servicer in writing that such report is not required for the Subcontractor) a nationally or regionally recognized firm of independent registered public accountants (who may also render other services to the Servicer, the Master Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a report (the "Accountant's Attestation") to the Master Servicer, the Securities Administrator and the Depositor to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and
(ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Servicer Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. Such Accountant's Attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

In the event the Servicer or any Subservicer or Subcontractor engaged by the Servicer is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Assignment, the Purchase, Sale and Servicing Agreement or any sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this
Section 7A.05(b), or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver, and cause each Subservicer and Subcontractor to provide, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit Z.

The Servicer acknowledges that the parties identified in the paragraph immediately preceding this may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

Section 7A.06 Use of Subservicers and Subcontractors.

     The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under the Purchase, Sale and Servicing Agreement or this Assignment unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under the Purchase, Sale and Servicing Agreement or this Assignment unless the Servicer complies with the provisions of paragraph (b) of this Section.

(a) It shall not be necessary for the Servicer to seek the consent of any Master Servicer or the Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and the Depositor to comply with the provisions of this Section and with Sections 7A.03, 7A.04, 7A.05 and 7A.07 of the Purchase, Sale and Servicing Agreement to the same extent as if such Subservicer were the Servicer and to provide the information required with respect to such Subservicer under Section 7A.03 of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 7A.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 7A.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 7A.05 as and when required to be delivered.

(b) It shall not be necessary for the Servicer to seek the consent of any Master Servicer or the Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to any Master Servicer and the Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of Sections 7A.05 and 7A.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 7A.05, in each case as and when required to be delivered.

Section 7A.07 Indemnification; Remedies.

(a) The Servicer shall indemnify and hold harmless the Depositor, the Trustee, the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Servicer under Sections 7A.03, 7A.04 or 7A.05 or the Servicer's negligence, bad faith or willful misconduct in connection therewith. In addition, the Servicer shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates and the Master Servicer from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Annual Statement of Compliance, the Assessment of Compliance, the Accountant's Attestation, Sarbanes Certification, Exchange Act report disclosure or other information provided by or on behalf of the Servicer or on behalf of any subservicer or subcontractor of the Servicer pursuant to Sections 7A.03, 7A.04 or 7A.05 (the "Servicer Information"), or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with the Certificates, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Trustee, the Securities Administrator or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification for under this Section7A.07, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

     The indemnification provisions set forth in this Section 7A.07 shall survive the termination of the Purchase, Sale and Servicing Agreement or the termination of any party to this Agreement.

     The indemnity provided in this Section 7A.07 shall remain in full force and effect regardless of any investigation made by the Master Servicer, the Trustee, the Securities Administrator, Merrill Lynch Mortgage Investors Trust, Series 2006-AF1 or the Depositor or its representatives. The provisions of this Section 7A.07 shall survive the termination of this Agreement.

     In the case of any failure of performance described in the first sentence of this Section, the Servicer shall promptly reimburse the Depositor and the Master Servicer for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

(b) (i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 7A shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement, and shall entitle the Depositor in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans, appoint a successor servicer reasonably acceptable to the Master Servicer); provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

     (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 7A.04 or 7A.05, including any failure by the Servicer to identify pursuant to Section 7A.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement, and shall entitle the Master Servicer or the Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

     (iii) The Servicer shall promptly reimburse the Master Servicer and the Depositor, as applicable, for all reasonable expenses incurred by the Master Servicer or the Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Master Servicer or the Depositor may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 7A.08 Responsible Officers.

     Any reference herein to the Servicer's knowledge, discovery or awareness, or notice or identification to the Servicer, or a request to the Servicer, shall be in each case be deemed to refer solely to the knowledge or awareness of, or notice or identification to, or request of, a Responsible Officer of the Servicer.

Section 7A.09. Third Party Beneficiary.

     For purposes of this Article 7A and any related provisions thereto, the Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

Section 7A.10. Exhibits.

(a) The Agreement is hereby amended by inserting Exhibit X attached hereto at the end thereto.

(b) The Agreement is hereby amended by inserting Exhibit Y attached hereto at the end thereto.

(c) The Agreement is hereby amended by inserting Exhibit Z attached hereto at the end thereto.

(d) The Agreement is hereby amended by inserting Exhibit Z-1 attached hereto at the end thereto.

     9. Indemnification by Master Servicer.

     The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K under Section 3.18 of the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith.

     10. Notice Addresses.

     If to the Assignor:

     Merrill Lynch Mortgage Lending, Inc.
     World Financial Center
     South Tower
     New York, New York 10281
     Attention: MLMI 2006-AF1

     If to the Assignee:

     Merrill Lynch Mortgage Investors, Inc.
     4 World Financial Center, 10th Floor
     New York, New York 10281
     Attention: MLMI 2006-AF1

     If to the Servicer:

     PHH Mortgage Corporation
     3000 Leadenhall Road
     Mail Stop SVPM
     Mt. Laurel, New Jersey 08054
     Attention: Bill Fricke

     11. This Assignment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     12. From and after the date hereof, the Servicer, as servicer shall recognize the Assignee as the owner of the Mortgage Loans, and the Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase, Sale and Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Purchaser under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof, the Assignee shall recognize the Servicer as the servicer of the Mortgage Loans, and shall look solely to the Servicer for performance of the obligations of the Servicer under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans.

     13. This Assignment shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

     14. No term or provision of this Assignment may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the aknowledgment parties.

     15. This Assignment shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase, Sale and Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Purchase, Sale and Servicing Agreement.

     16. This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

MERRILL LYNCH MORTGAGE
LENDING, INC.
THE ASSIGNOR


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE
INVESTORS, INC.,
THE ASSIGNEE


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


PHH MORTGAGE CORPORATION,
THE SERVICER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED
WELLS FARGO BANK, N.A.
THE MASTER SERVICER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule

                             (Provided Upon Request)

                                    EXHIBIT B

Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001.

                                    EXHIBIT C

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

     STANDARD FILE LAYOUT - MASTER SERVICING

     COLUMN NAME                      DESCRIPTION               DECIMAL           FORMAT COMMENT           MAX SIZE
     -----------         ------------------------------------   -------   ------------------------------   --------
SER_INVESTOR_NBR         A value assigned by the Servicer to              Text up to 10 digits                20
                         define a group of loans.

LOAN_NBR                 A unique identifier assigned to each             Text up to 10 digits                10
                         loan by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan               Text up to 10 digits                10
                         by the Servicer.  This may be
                         different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the             Maximum length of 30 (Last,         30
                         file.  It is not separated by first              First)
                         and last name.

SCHED_PAY_AMT            Scheduled monthly principal and           2      No commas(,) or dollar signs        11
                         scheduled interest payment that a                ($)
                         borrower is expected to pay, P&I
                         constant.

NOTE_INT_RATE            The loan interest rate as reported        4      Max length of 6                      6
                         by the Servicer.

NET_INT_RATE             The loan gross interest rate less         4      Max length of 6                      6
                         the service fee rate as reported by
                         the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan        4      Max length of 6                      6
                         as reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan      2      No commas(,) or dollar signs        11
                         as reported by the Servicer.                     ($)

NEW_PAY_AMT              The new loan payment amount as            2      No commas(,) or dollar signs        11
                         reported by the Servicer.                        ($)

NEW_LOAN_RATE            The new loan rate as reported by the      4      Max length of 6                      6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to        4      Max length of 6                      6
                         calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs        11
                         balance at the beginning of the                  ($)
                         processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs        11
                         balance at the end of the processing             ($)
                         cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing                MM/DD/YYYY                          10
                         cycle that the borrower's next
                         payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be        2      No commas(,) or dollar signs        11
                         applied.                                         ($)

SERV_CURT_DATE_1         The curtailment date associated with             MM/DD/YYYY                          10
                         the first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the           2      No commas(,) or dollar signs        11
                         first curtailment amount, if                     ($)
                         applicable.

SERV_CURT_AMT_2          The second curtailment amount to be       2      No commas(,) or dollar signs        11
                         applied.                                         ($)

SERV_CURT_DATE_2         The curtailment date associated with             MM/DD/YYYY                          10
                         the second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the           2      No commas(,) or dollar signs        11
                         second curtailment amount, if                    ($)
                         applicable.

SERV_CURT_AMT_3          The third curtailment amount to be        2      No commas(,) or dollar signs        11
                         applied.                                         ($)

SERV_CURT_DATE_3         The curtailment date associated with             MM/DD/YYYY                          10
                         the third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the           2      No commas(,) or dollar signs        11
                         third curtailment amount, if                     ($)
                         applicable.

PIF_AMT                  The loan "paid in full" amount as         2      No commas(,) or dollar signs        11
                         reported by the Servicer.                        ($)

PIF_DATE                 The paid in full date as reported by             MM/DD/YYYY                          10
                         the Servicer.

ACTION_CODE              The standard FNMA numeric code used              Action Code Key:                     2
                         to indicate the default/delinquent               15=Bankruptcy, 30=Foreclosure,
                         status of a particular loan.                     , 60=PIF, 63=Substitution,
                                                                          65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest                2      No commas(,) or dollar signs        11
                         adjustment as reported by the                    ($)
                         Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment         2      No commas(,) or dollar signs        11
                         amount, if applicable.                           ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if       2      No commas(,) or dollar signs        11
                         applicable.                                      ($)

LOAN_LOSS_AMT            The amount the Servicer is passing        2      No commas(,) or dollar signs        11
                         as a loss, if applicable.                        ($)

SCHED_BEG_PRIN_          The scheduled outstanding principal       2      No commas(,) or dollar signs        11
BAL                      amount due at the beginning of the               ($)
                         cycle date to be passed through to
                         investors.

SCHED_END_PRIN_          The scheduled principal balance due       2      No commas(,) or dollar signs        11
BAL                      to investors at the end of a                     ($)
                         processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as         2      No commas(,) or dollar signs        11
                         reported by the Servicer for the                 ($)
                         current cycle -- only applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount       2      No commas(,) or dollar signs        11
                         less the service fee amount for the              ($)
                         current cycle as reported by the
                         Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount               2      No commas(,) or dollar signs        11
                         collected by the Servicer for the                ($)
                         current reporting cycle -- only
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount          2      No commas(,) or dollar signs        11
                         less the service fee amount for the              ($)
                         current reporting cycle as reported
                         by the Servicer -- only applicable
                         for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a        2      No commas(,) or dollar signs        11
                         borrower prepays on his loan as                  ($)
                         reported by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for         2      No commas(,) or dollar signs        11
                         the loan waived by the servicer.                 ($)

MOD_DATE                 The Effective Payment Date of the                MM/DD/YYYY                          10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                           Varchar - value can be alpha        30
                                                                          or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal         2      No commas(,) or dollar signs        11
                         and interest advances made by                    ($)
                         Servicer.

                                    EXHIBIT D

EXHIBIT D: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     (a)

     (b) The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     (c) CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                    EXHIBIT E

EXHIBIT E: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

                                                                                         FORMAT
    COLUMN/HEADER NAME                       DESCRIPTION                 DECIMAL        COMMENT
    ------------------        ----------------------------------------   -------        -------
SERVICER_LOAN_NBR             A unique number assigned to a loan by
                              the Servicer. This may be different than
                              the LOAN_NBR

LOAN_NBR                      A unique identifier assigned to each
                              loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by
                              an external servicer to identify a group
                              of loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next                    MM/DD/YYYY
                              payment is due to the servicer at the
                              end of processing cycle, as reported by
                              Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim               MM/DD/YYYY
                              was filed.

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy
                              was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to
                              the bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy             MM/DD/YYYY
                              has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From                    MM/DD/YYYY
                              Bankruptcy. Either by Dismissal,
                              Discharged and/or a Motion For Relief
                              Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was                     MM/DD/YYYY
                              Approved By The Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For
                              A Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                MM/DD/YYYY
                              Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually             MM/DD/YYYY
                              Completed

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the              MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to                MM/DD/YYYY
                              Pursue Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney             MM/DD/YYYY
                              in a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is              MM/DD/YYYY
                              expected to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.             MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the         2      No commas(,) or
                              foreclosure sale.                                    dollar signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction             MM/DD/YYYY
                              of the borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal                     MM/DD/YYYY
                              possession of the property from the
                              borrower.

LIST_PRICE                    The price at which an REO property is         2      No commas(,) or
                              marketed.                                            dollar signs ($)

LIST_DATE                     The date an REO property is listed at a              MM/DD/YYYY
                              particular price.

OFFER_AMT                     The dollar value of an offer for an REO       2      No commas(,) or
                              property.                                            dollar signs ($)

OFFER_DATE_TIME               The date an offer is received by DA                  MM/DD/YYYY
                              Admin or by the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is             MM/DD/YYYY
                              scheduled to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                              MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is
                              occupied.

PROP_CONDITION_CODE           A code that indicates the condition of
                              the

                              property.

PROP_INSPECTION_DATE          The date a property inspection is                    MM/DD/YYYY
                              performed.

APPRAISAL_DATE                The date the appraisal was done.                     MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the              2
                              property based on brokers price opinion
                              or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth        2
                              if repairs are completed pursuant to a
                              broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a
                              borrower to stop paying on a loan. Code
                              indicates the reason why the loan is in
                              default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed              MM/DD/YYYY
                              With Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed             No commas(,) or
                                                                                   dollar signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company                      MM/DD/YYYY
                              Disbursed Claim Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid        2      No commas(,) or
                              On Claim                                             dollar signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance             MM/DD/YYYY
                              Company

POOL_CLAIM_AMT                Amount of Claim Filed With Pool               2      No commas(,) or
                              Insurance Company                                    dollar signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was             MM/DD/YYYY
                              Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance        2      No commas(,) or
                              Company                                              dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD             MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed              2      No commas(,) or
                                                                                   dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment              MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim               2      No commas(,) or
                                                                                   dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD             MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed              2      No commas(,) or
                                                                                   dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment              MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim               2      No commas(,) or
                                                                                   dollar signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the                     MM/DD/YYYY
                              Veterans Admin

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim              MM/DD/YYYY
                              Payment

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim       2      No commas(,) or
                                                                                   dollar signs ($)

EXHIBIT E: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

EXHIBIT E: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem

012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

EXHIBIT E: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
09            Forbearance
17            Pre-foreclosure Sale Closing Plan Accepted
24            Government Seizure

26            Refinance
27            Assumption
28            Modification
29            Charge-Off
30            Third Party Sale
31            Probate
32            Military Indulgence
43            Foreclosure Started
44            Deed-in-Lieu Started
49            Assignment Completed
61            Second Lien Considerations
62            Veteran's Affairs-No Bid
63            Veteran's Affairs-Refund
64            Veteran's Affairs-Buydown
65            Chapter 7 Bankruptcy
66            Chapter 11 Bankruptcy
67            Chapter 13 Bankruptcy

                                    EXHIBIT X

                        FORM OF ASSESSMENT OF COMPLIANCE

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Merrill Lynch Mortgage Investors Trust Series 2006-AF1

HSBC Bank USA, National
Association
452 Fifth Avenue
New York, New York 10018
Attention: Corporate Trust and Loan Agency - Merrill Lynch Mortgage Investors
           Trust Series 2006-AF1

     Re: Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001 (the "Agreement"), among Bishop's Gate Residential Mortgage Trust, as seller, Merrill Lynch Mortgage Capital, Inc., as purchaser and PHH Mortgage Corporation, as servicer (the "Servicer"), in connection with the Servicer's responsibilities [under] the Pooling and Servicing Agreement, dated September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator, relating to Merrill Lynch Mortgage Investors Trust, Series MLMI 2006-AF1 (the "Issuing Entity")

     For the calendar year ending December 31, [2006] or portion thereof, [PHH Mortgage Corporation, as a Servicer] [Wells Fargo Bank, N.A., as [Master Servicer] [Securities Administrator]] for the Issuing Entity has complied in all material respects with the Relevant Servicing Criteria in Exhibit Y of the Agreement.

     All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

Date:
      -------------------------------

                                        [PHH MORTGAGE CORPORATION] [WELLS
                                        FARGO BANK, NATIONAL ASSOCIATION]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED:
[WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer]

[HSBC BANK USA, NATIONAL ASSOCIATION,
as Trustee]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS,
INC., as Depositor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT Y

     RELEVANT SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by PHH Mortgage Corporation [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
                                          GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other           X
                   triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties,                X
                   policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party            X
                   participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                         CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank         X
                   accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an                X
                   investor are made only by authorized personnel.

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or                 X
                   distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or           X
                   accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository               X
                   institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.                X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed                 X
                   securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                         INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are           X
                   maintained in accordance with the transaction agreements and applicable
                   Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with               X
                   timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the         X
                   Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled          X
                   checks, or other form of payment, or custodial bank statements.

                                             POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the            X
                   transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the               X
                   transaction agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed        X
                   and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with           X
                   the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the Servicer's        X
                   records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans           X
                   (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
                   related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications          X
                   and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a            X
                   mortgage loan is delinquent in accordance with the transaction agreements.
                   Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with             X
                   variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts):          X
                   (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are        X
                   made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on              X
                   behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business            X
                   days to the obligor's records maintained by the servicer, or such other number

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
                   of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and             X
                   recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                    EXHIBIT Z

                          FORM OF BACK-UP CERTIFICATION

Re: The [_________________] agreement dated as of [_______], 200[_] (the
    "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [NAME OF
COMPANY], certify to [the Purchaser], [the Depositor], and the Master Servicer [,Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to [Wells Fargo] pursuant to the Agreement (collectively, the "Company Servicing Information");

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to [Wells Fargo];

(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the

Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Company pursuant to [the Agreement], and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to [Wells Fargo]. Any material instances of noncompliance described in such reports have been disclosed to [Wells Fargo]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:
      ----------------


By:
    ---------------------------------
Name:
      -------------------------------

                                   EXHIBIT Z-1

                   FORM OF ITEM 1123 CERTIFICATION OF SERVICER

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Re: Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001 (the "Agreement"), among Bishop's Gate Residential Mortgage Trust, as seller, Merrill Lynch Mortgage Capital, Inc., as purchaser and PHH Mortgage Corporation, as servicer (the "Servicer")

I, [identify name of certifying individual], [title of certifying individual] of [[name of servicing company] (the "Servicer")], hereby certify that:

(1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the pooling and servicing agreement (the "Agreement"), dated as of September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, Wells Fargo Bank, N.A., as master servicer and securities administrator has been made under my supervision; and

(2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations [under] the Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].

Date:
      ----------------

                                         [Servicer]


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                                                   EXHIBIT 99.18

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "MLMC AAR") is dated as of September 1, 2006, by and among Merrill Lynch Mortgage Capital, Inc., 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, South Tower, New York, New York 10281 (the "Assignee") and PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation (the "Servicer").

     WHEREAS, the Servicer, Bishop's Gate Residential Mortgage Trust ("Bishop's Gate") and the Assignor, as Purchaser entered into that certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001 (as amended and in effect on the date hereof, the "Purchase, Sale and Servicing Agreement"); and

     WHEREAS, the Assignor wishes to assign to the Assignee all of its right, title and interest with respect to those certain mortgage loans set out on Exhibit A to the Assignment, Assumption and Recognition Agreement (the "PHH AAR"), dated as of September 1, 2006, among the Assignee, Merrill Lynch Mortgage Investors, Inc. ("MLMI") and the Servicer (the "Mortgage Loans") under the Purchase, Sale and Servicing Agreement, with respect to the Mortgage Loans, and Assignee wishes to assume all of Assignor's right, title and interest in and to such Mortgage Loans as provided in the Purchase, Sale and Servicing Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Definitions. Defined terms used in this Assignment and not otherwise defined herein shall have the meaning set forth in the Purchase, Sale and Servicing Agreement.

     2. Assignment. The Assignor hereby assigns all of its right, title and interest with respect to the Mortgage Loans, under the Purchase, Sale and Servicing Agreement, to the Assignee.

     3. Assumption. The Assignee hereby accepts such assignment and assumes all of the rights, title and interest of the Assignor with respect to the Mortgage Loans under the Purchase, Sale and Servicing Agreement.

     4. Recognition. From and after the date hereof, the Servicer, as servicer shall recognize the Assignee as the owner of the Mortgage Loans, and the Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase, Sale and Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Assignor under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof, the Assignee shall recognize the Servicer as the servicer of the Mortgage Loans, and shall look solely to the Servicer for performance of the obligations of the Servicer under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans.

     The Servicer is aware and understands that the Assignee will be further assigning its right, title and interest to the Mortgage Loans under the Purchase, Sale and Servicing Agreement to MLMI on the date hereof pursuant to the PHH AAR.

     5. Governing Law. This Assignment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     6. Successors. This Assignment shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

     7. No Waiver. No term or provision of this Assignment may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the aknowledgment parties.

     8. Survival. This Assignment shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase, Sale and Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Purchase, Sale and Servicing Agreement.

     9. Counterparts. This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]